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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 2, 2005

                                 MARITRANS INC.
         --------------------------------------------------------------
               (Exact name of registrant specified in its charter)

             DELAWARE                    1-9063               510343903
   ----------------------------       ------------       -------------------
   (State or other jurisdiction        (Commission       (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

         TWO HARBOUR PLACE, 302 KNIGHTS RUN AVENUE,
                 SUITE 1200, TAMPA, FLORIDA                     33602
         ------------------------------------------          ----------
          (Address of principal executive offices)           (Zip Code)

           Registrant's telephone, including area code: (813) 209-0600


                                 NOT APPLICABLE.
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On April 28, 2005, the stockholders of Maritrans Inc. (the "Company") approved the Maritrans Inc. 2005 Omnibus Equity Compensation Plan (the "Plan"), pursuant to a proposal that was submitted to the stockholders for approval at the Company's 2005 Annual Meeting of Stockholders. The effective date of the Plan is April 29, 2005.

        Description of the Plan

        Key terms of the Plan are as follows:

        Administration. The Plan is administered and interpreted by the Compensation Committee (the "Compensation Committee") of the Company's Board of Directors (the "Board of Directors"); however, the Board of Directors or its delegate will make grants under the Plan to the Company's non-employee directors. The Compensation Committee has the authority to (i) determine the individuals to whom grants will be made under the Plan, (ii) determine the type, size and terms of the grants, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the limitations described below, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for grants under the Plan, and (vi) deal with any other matters arising under the Plan. The determinations of the Compensation Committee are made in its sole discretion and are final, binding and conclusive.

        Eligibility. All of the employees of the Company and its subsidiaries, and advisors and consultants of the Company and its subsidiaries, are eligible for grants under the Plan. Non-employee directors of the Company are also eligible to receive grants under the Plan.

        Types of Awards. The Plan provides that grants may be in any of the following forms: (i) incentive stock options, (ii) nonqualified stock options (incentive stock options and nonqualified stock options collectively are referred to as "options"), (iii) stock appreciation rights ("SARs"), (iv) stock units, (v) performance shares, (vi) stock awards, (vii) dividend equivalents, and (viii) other stock-based awards.

        Shares Subject to the Plan. The Plan authorizes up to 300,000 shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock") for issuance, subject to adjustment in certain circumstances. The Plan provides that the maximum aggregate number of shares of Common Stock that may be made with respect to grants, other than dividend equivalents, to any individual during any calendar year is 125,000 shares, subject to adjustment as described below. In addition, the maximum aggregate number of shares of Common Stock with respect to grants of stock units, performance shares, stock awards and other stock-based awards that may be made to any individual during a calendar year is also 125,000 shares, subject to adjustment as described below. Grantees may not accrue dividend equivalents during any calendar year under the Plan in excess of $500,000.

        These limits may be adjusted by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, by reason of a merger, reorganization or consolidation, by reason of a recapitalization or change in par value or by reason of any other extraordinary or unusual even affecting the outstanding shares of Common Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution.

        Change of Control. If a change of control of the Company occurs, unless the Compensation Committee determines otherwise, all outstanding options and SARs will automatically accelerate and

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become fully exercisable, the restrictions and conditions on all outstanding stock awards will immediately lapse, grantees holding outstanding performance shares will receive payment in settlement of such performance shares (in an amount determined by the Compensation Committee, based on the grantee's target payment for the performance period and the portion of the performance period that precedes the change of control), all outstanding stock units will become payable in cash or shares of Common Stock in an amount not less than their target amount (as determined by the Compensation Committee), and dividend equivalents and other-stock based awards will become fully payable in cash or shares of Common Stock (in amounts determined by the Compensation Committee).

        If a change of control of the Company occurs which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other grants that remain outstanding will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

        In the event of a change of control, the Compensation Committee may also take any of the following actions with respect to outstanding grants, without the consent of the grantee, (i) require that grantees surrender their outstanding options and SARs in exchange for payment by the Company, in cash or shares of Common Stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value subject to the grantee's unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable, (ii) after giving grantees the opportunity to exercise their outstanding options and SARs, the Compensation Committee may terminate any or all unexercised options and SARs at such time as the Compensation Committee determines appropriate, and (iii) with respect to grantees holding stock units, performance shares, dividend equivalents and other stock-based awards, the Compensation Committee may determine that such grantees will receive a payment in settlement of such grants, in such amount and form as may be determined by the Compensation Committee.

        Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. No grants may be issued under the Plan after April 28, 2015.

        The foregoing summary of the Plan is qualified by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

                10.1 - Maritrans Inc. 2005 Omnibus Equity Compensation Plan.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MARITRANS INC.

Date:   May 2, 2005                             By:    WALTER T. BROMFIELD
                                                       -------------------------
                                                Name:  Walter T. Bromfield
                                                Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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10.1              Maritrans Inc. 2005 Omnibus Equity Compensation Plan.